UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

May 14, 2008
Date of Report (Date of earliest event reported)
INPLAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada	001-15069	88-0308867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13845 North Northsight Boulevard
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)
(480) 586-3300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 14, 2008, InPlay Technologies, Inc. (“Registrant”) reported financial results for the first quarter ended March 31, 2008. A copy of the press release is attached as exhibit 99.1. The information in this report, including Item 9.01 and Exhibit 99.1, is being furnished pursuant to Item 2.02 and is not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The Registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Report is available on the Registrant’s website located at www.inplaytechnologies.com, although the Registrant reserves the right to discontinue that availability at any time.

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 12, 2008, InPlay Technologies, Inc. (the “Company”) received a Nasdaq Staff Deficiency Letter advising that for the last 30 consecutive business days, the bid price of its common stock has closed below $1.00 per share. As a result, the Company fails to comply with the minimum bid price requirement for continued listing as set forth in Marketplace Rule 4310(c)(4).

In accordance with Marketplace Rule 4310(c)(8)(D), the Company has 180 calendar days, or until November 10, 2008, to regain compliance with the minimum bid price requirement. In order to achieve compliance, the bid price of the Company’s common stock must close at $1.00 per share for a minimum of 10 consecutive business days. If the Company does not regain compliance by November 10, 2008, but can demonstrate that the Company meets all criteria (other than the bid price requirement) for initial listing as set forth in Marketplace Rule 4310(c), and its application is accepted, the Company will have an additional 180 days to regain compliance.

On May 14, 2008, the Company issued a press release announcing receipt of the May 12, 2008 letter from Nasdaq. A copy of the press release is included as Exhibit 99.2 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibit(s)

99.1      Press Release from InPlay Technologies, Inc., dated May 14, 2008, entitled “InPlay Technologies Reports First
             Quarter 2008 Financial Results"

99.2      Press Release from InPlay Technologies, Inc., dated May 14, 2008, entitled “InPlay Technologies Receives Nasdaq
             Staff Deficiency Letter”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InPlay Technologies, Inc.
(Registrant)

Date:	May 14, 2008	By:	/s/ Mark R. Sokolowski
Mark R. Sokolowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description:
99.1	Press release from InPlay Technologies, Inc., dated May 14, 2008, entitled "InPlay Technologies Reports First Quarter 2008 Financial Results"

99.2	Press Release from InPlay Technologies, Inc., dated May 14, 2008, entitled "InPlay Technologies Receives Nasdaq Staff Deficiency Letter"